Supplement to Prospectus
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                  Mutual of America Institutional Funds, Inc.
                   320 Park Avenue, New York, New York  10022

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The Prospectus dated May 1, 1996 of Mutual of America Institutional Funds, Inc.
is hereby further supplemented as follows:

On page 15, under "Accounting and Recordkeeping Agent; Transfer Agent" the first sentence is replaced in its entirety to read as follows, and in the third sentence the word "IFTC" is replaced by "the Adviser":

The Investment Company has entered into an Investment Accounting Agreement with the Adviser, pursuant to which the Adviser has agreed to serve as investment accounting and recordkeeping agent for the Funds and to calculate the net asset values of the Funds, effective January 2, 1997.

On page 16, the following is added to the second paragraph under "Purchase of Shares":

A prospective purchaser may deliver a completed application to a registered representative of the Distributor who will forward it for approval. After the Investment Company and Distributor have approved an application, the registered representative will notify the prospective purchaser that the account has been established and will provide the purchaser with an account number for purposes of transmitting the initial purchase amount.

The discussions under "Purchase of Shares" on page 16 and "Redemption and Exchange of Shares" on pages 17-18 are supplemented as follows:

Shareholders may place subsequent purchase orders, and exchange and redemption orders, by calling the toll-free number, 1-800-914-8715, between the hours of 9 am and 8 pm Eastern Time, Monday through Friday on any business day. Orders received after 4 pm on any day will be considered received on the next business day.

Subsequent purchase requests and redemption and exchange requests also may be made in writing by delivery of a Shareholder Order Request Form, signed by the shareholder, to a registered representative of the Distributor. Orders received by a registered representative prior to the determination of net asset value for the Funds (usually 4 pm Eastern Time) and transmitted to the transfer agent prior to 5 pm Eastern Time will be considered received that business day.

On page 23, the following is added at the end of the paragraph under "Distributor":

The Distributor is in the process of obtaining regulatory approval from the NASD and the necessary licensing from State securities departments to have registered representatives, located in 36 offices throughout the United States, participate in the distribution of shares of the Funds.



Supplement dated January 2, 1997

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
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                  MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.
                   320 PARK AVENUE, NEW YORK, NEW YORK  10022

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The Statement of Additional Information dated May 1, 1996 of Mutual of America
Institutional Funds, Inc. is hereby supplemented as follows:

On pages SAI-9 and 10, the discussion is modified to reflect an increase in the number of directors from five to six, four of whom are not "interested persons" of the Investment Company, and the following is added to the list of officers and directors:

Patrick J. Waide, Jr.        Director         Chief Operating Officer, Sullivan
New York, New York                            & Company, New York, New York;
                                              Executive Vice President and Chief
                                              Financial Officer of The Bessemer
                                              Group, Inc., and Senior Vice
                                              President and Chief Financial
                                              Officer of Bessemer Securities,
                                              until July 1996.


On page SAI-13, the paragraph under "Accounting and Recordkeeping Agent" is replaced in its entirety to read:

Mutual of America Capital Management Corporation, New York, New York, which is the Adviser for the Investment Company, also serves as accounting and recordkeeping agent for the Funds, effective January 2, 1997. Under its Investment Accounting Agreement with the Investment Company, the Adviser performs accounting and recordkeeping functions related to portfolio transactions as required by the Investment Company Act, provides the Investment Company with accounting and related reports on a periodic basis, and calculates the net asset value of each Fund in the manner described in the Prospectus. As compensation for its services, the Adviser receives from each Fund a monthly base fee of $500 plus a monthly minimum fee of $2,000, or if an asset-based fee of .0225% of the Investment Company's net assets would result in a fee greater than the aggregate of the Fund minimums, the Fund's proportion of the asset-based fee, and is reimbursed for out-of-pocket expenses it incurs in performing its services to the Investment Company. The Adviser will not receive compensation for its accounting and recordkeeping services to the Funds to the extent the Funds pay compensation to Investors Fiduciary Trust Company ("IFTC"), which previously was the accounting and recordkeeping agent for the Funds, until the expiration of the Investment Accounting Agreement with IFTC on May 1, 1997.



Supplement dated January 2, 1997